UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 22, 2008

                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)

         North Carolina                000-22787               56-2028446
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
         incorporation)                  Number)          Identification Number)

                 6114 U.S. 301 South
              Four Oaks, North Carolina                        27524
       (Address of principal executive offices)              (Zip Code)

                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(e)

On February 22, 2007, the Compensation Committee (the "Committee") of the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") approved the Company's 2008 Bonus Plan (the "Plan"). The Plan is designed to align the interests of the Company's named executive officers with the interests of its stockholders by linking bonus amounts directly to Company performance. Named executive officers are eligible to receive cash bonuses under the Plan based on the Company's (i) fee income, (ii) average loan balances, (iii) average deposit balances, (iv) net interest spread and (v) net income.

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Targets for these five areas have been set for fiscal 2008, and the Company's named executive officers will be eligible for bonuses based on four tier target levels set by the Committee.

Actual bonus payments, if any, will therefore vary depending on the Company's actual fee income, average loan balance, average deposit balance, net interest spread and net income at the end of fiscal 2008. In addition, the Committee has the discretion to award cash bonuses or otherwise increase, reduce or eliminate cash bonuses that would otherwise be payable under the Plan in its sole discretion.

On February 22, 2008, the Committee also approved an amended and restated severance agreement for W. Leon Hiatt, III, Executive Vice President and Chief Administrative Officer. Mr. Hiatt's previous severance arrangement provided that in the event a change in control (as defined in the agreement) occurs and the Mr. Hiatt's employment is "terminated" (as defined in the agreement), he would be entitled to receive a cash severance payment equal to one and one half (1.5) years' salary based upon his then most recent annual compensation and the amount of his most recent annual bonus at the time of termination. In addition, he was be entitled to all life insurance, health, accidental death and dismemberment, and disability plans or programs in which he is entitled to participate immediately prior to termination for one and one half (1.5) years. In order to bring Mr. Hiatt's severance agreement in line with the severance agreements that the Company has with its other named executive officers, the Committee amended Mr. Hiatt's severance agreement to provide that Mr. Hiatt's severance payments under the agreement would be for two (2) years. A copy of Mr. Hiatt's amended and restated severance agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. As previously announced, the Corporation, its wholly-owned subsidiary, Four Oaks Bank & Trust Company (the "Bank") and LongLeaf Community Bank ("LongLeaf") entered into a definitive merger agreement on December 10, 2007 (the "Agreement"), pursuant to which LongLeaf will merge with and into the Bank. The proposed transaction will be submitted to LongLeaf's shareholders for their consideration. The parties to the Agreement will file a registration statement, a proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC") and the Federal Deposit Insurance Corporation (the "FDIC"). SHAREHOLDERS OF LONGLEAF ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND FDIC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the parties to the Agreement, at the SEC's Website (http://www.sec.gov). Information about Longleaf is available in the public filings it makes with the FDIC, which are available for inspection at the offices of the FDIC's Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. One may also obtain copies of Longleaf's reports by calling the FDIC's Accounting and Securities Disclosure Section at (202) 898-8913, by facsimile at (202) 898-8505, or by email at mfields@fdic.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to Nancy Wise, Four Oaks Fincorp, Inc., 6114 U.S. 301 South, Four Oaks, North Carolina 27524, (919) 963-2177. In
addition, copies of the proxy statement/prospectus can be obtained, without charge, by directing a request to Sandy Hunsucker, LongLeaf Community Bank, P.O. Box 1208, Rockingham, North Carolina, 28380, (910) 895-1208.

Each of the parties to the Agreement and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LongLeaf in connection with the Merger. Information about the directors and executive officers of the Corporation and their ownership of the Corporation's common stock is set forth in the proxy statement, dated April 2, 2007, for the Corporation's 2007 annual meeting of shareholders held on April 23, 2007, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of LongLeaf and their ownership of LongLeaf common stock is set forth in the proxy statement, dated April 12, 2007, for LongLeaf's 2007 annual meeting of shareholders held on May 10, 2007. Additional information regarding the interests of LongLeaf's directors and officers may be obtained by reading the proxy statement/prospectus regarding the proposed transaction, a definitive version of which was filed with the SEC on February 22, 2008 and the FDIC on February 25, 2008.

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Item 8.01    Other Events.

The information set forth in Item 5.02 above is hereby incorporated by reference.


Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.   Description
-----------   -----------

10.1          Amended and Restated Severance Agreement between the Company and
              W. Leon Hiatt, III, dated February 22, 2008



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                                    SIGNATURE
   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FOUR OAKS FINCORP, INC.

                                                    By: /s/ Ayden R. Lee, Jr.
                                                        -----------------------
                                                        Ayden R. Lee, Jr.
                                                        Chairman, President, and
                                                        Chief Executive Officer

Date: February 26, 2008

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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.   Description
-----------   -----------

10.1          Amended and Restated Severance Agreement between the Company and
              W. Leon Hiatt, III, dated February 22, 2008